Exhibit 99.1

Investor Presentation January 2016 Theravance Biopharma, Inc. (NASDAQ: TBPH)

Under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements or projections. Examples of forward-looking statements in this presentation include statements relating to the company’s business plans and objectives, including financial and operating results, potential partnering transactions and sales targets, the company’s regulatory strategies and timing and results of clinical studies, and the potential benefits and mechanisms of action of the company’s product and product candidates (including their potential as components of combination therapies). The company’s forward-looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective (including when our product candidates are studied in combination with other compounds), delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products, risks associated with establishing and maintaining sales, marketing and distribution capabilities, and the finalization of financial results for the three months and twelve months ended December 31, 2015 and the audit of those results by us and our independent auditors may result in changes from the expected results disclosed in this presentation. Other risks affecting the company are described under the heading “Risk Factors” and elsewhere in the company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 12, 2015, and other periodic reports filed with the SEC. Cautionary Statement Regarding Forward-Looking Statements

Theravance Biopharma Investment Highlights Productive Research Engine Pipeline of High Value Assets Robust Business Model Team Track Record of Success Strong Financial Position

Optimizing Pipeline Value by Leveraging Partnerships and Commercial Infrastructure

Program	Therapeutic Area	Collaborator	Early	Mid	Late	Marketed
VIBATIV® (telavancin) cSSSI, HABP/VABP	Anti-Infective	Multiple Partners (ex-US)				
Telavancin Bacteremia, Concurrent Bacteremia w/ cSSSI & HABP/VABP	Anti-Infective	Multiple Partners (ex-US)				
Revefenacin (TD-4208) COPD & Other Respiratory Diseases	Respiratory	Mylan				
Axelopran (TD-1211), Axelopran/Opioid FDC OIC, Pain	GI, Pain					
Velusetrag (TD-5108) Gastroparesis	GI	Alfa Wassermann (ex-US)				
TD-9855 (NSRI) nOH, Fibromyalgia	CV, Pain					
TD-8954 ICU IV Prokinetic	GI					
TD-6450 (NS5A) HCV	Anti-Infective	Trek Therapeutics				
TD-1792 & TD-1607 Gram+ MRSA	Anti-Infective	R-Pharm (TD-1792, ex-US)				
TD-0714 (NEP Inhibitor) Chronic/Acute HF, CKD, Hypertension	Cardiovascular, Renal					
TD-1473 (JAK Inhibitor) Ulcerative Colitis, Other Inflammatory Intestinal Disorders	GI					
Closed Triple (FF/UMEC/VI) COPD	Respiratory	GSK & Innoviva, Inc.*				
MABA/MABA ICS COPD, Asthma	Respiratory	GSK & Innoviva, Inc.*				

Pipeline Assets
Financial Assets

Late-stage = Regulatory submission filed, Phase 3 development, Phase 3-ready; Mid-stage = assets between Phase 1 and Phase 2b; Early-stage = pre-clinical assets

*TBPH holds economic interest in future payments that may be made by Glaxo Group Limited (GSK) relating to certain programs, including "Closed Triple" (FF/UMEC/VI) (Fluticasone Furoate/Umeclidinium/Vilanterol), MABA/FF ('081), MABA monotherapy and other future products that may be combined with VI or MABA '081; Innoviva, Inc. (formerly Theravance, Inc.)

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Theravance Biopharma

Program Phase 1 Phase 2 Phase 3 Filed Approved VIBATIV® (telavancin) cSSSI, HABP/VABP sNDA Concurrent Bacteremia & cSSSI sNDA Concurrent Bacteremia & HABP/VABP Phase 3 Registrational Study – Bacteremia Revefenacin (TD-4208) Phase 3 Efficacy Studies (2) – COPD Phase 3 Long-Term Safety Study – COPD TD-0714 (NEP Inhibitor) Phase 1 Study TD-1473 (JAK Inhibitor) Phase 1 Study 2016 Focus

Neprilysin Inhibitor (NEPi) Program Potential Best-in-Class Therapeutic for Cardiovascular and Renal Disease

Best-in-Class NEPi Could Improve Treatment Regimens for Cardiovascular & Renal Diseases Source: © 2015 Decision Resources, LLC. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission. All estimates US. Utility of NEP Inhibitors (NEPi) Large Market Opportunities Potentiate natriuretic peptides Reduce mortality and morbidity in CHF patients Diuresis and natriuresis Control blood pressure Reverse maladaptive changes in heart and vascular tissue Utility in CHF validated by Entresto® Significant opportunity remains for a next-generation NEP inhibitor offering once-daily dosing, combination flexibility and enhanced tolerability Neprilysin Inhibitor (NEPi) Acute Heart Failure (AHF) 1 million hospitalizations annually Chronic Heart Failure (CHF) 6 million patients diagnosed Chronic Kidney Disease 26 million people Treatment- Resistant Hypertension 6 million people

TBPH NEPi Program: Differentiated & Versatile Platform with Potential for Broad Applicability Beyond CHF Range of Cardiovascular and Renal Indications Potential Points of Differentiation Phase 1 Clinical Trial Initiated December 2015 Additional development candidates advancing Key value inflection Phase 1/2a Non-renally cleared Potential once-daily dosing Oral and IV administration Flexibility to co-formulate or co-administer NEPi IV NEPi AHF Monotherapy ARB Combination (ARNI) Optimized for CHF and/or CKD Non-ARB Combinations PDE5, PDE9, sGC, MRA

TD-1473 Oral GI-Targeted Pan-JAK Inhibitor for Ulcerative Colitis and Other Inflammatory Intestinal Diseases

1 www.ccfa.org Clinical data: Not head to head comparisons. Clinical data sources: Remicade & Entyvio, Prescribing Information; Ozanimod, Sandborn et al., 2015 Tofacitinib, Sandborn et al., 2012. Significant Need Remains for Therapies to Treat Moderate to Severe Ulcerative Colitis (UC) UC is a Complex Disorder Involving Multiple Inflammatory Mediators ~700K patients in the US1 Current medicines have limited efficacy, lose efficacy over time and carry risk for infectious and malignant adverse effects Robust Clinical Remission of UC with JAK Inhibition Parenteral Biologic Oral Small Molecule Remicade anti-TNF Entyvio anti-47 Ozanimod S1P1 modulator Tofacitinib JAK Inhibitor JAK inhibitors currently under development for UC may carry systemic liabilities An oral, GI-targeted JAK inhibitor may offer superior efficacy and safety with minimal side effects

TD-1473: Oral GI-Targeted JAK Inhibitor with the Potential for Robust Efficacy and Minimal Side Effects Phase 1 Clinical Trial Initiated December 2015 TD-1473 Exhibits GI-Restriction after Oral Administration in Rodents TD-1473 is Active in Rodent Colitis Model without Systemic Effects Pharmacokinetics (Colon:Plasma Ratio) Reduction in Disease Activity Score Reduction in Systemic Immune Cells TD-1473 Tofacitinib TD-1473 Tofacitinib TD-1473 Tofacitinib Percent (%) C o n c e n t r a t i o n r a t i o 0 1000 2000 3000 4000 TD-1473 Tofacitinib % I n h i b i t i o n ( r e l a t i v e t o v e h i c l e c o n t r o l ) TD-1473 Tofacitinib TD-1473 Tofacitinib 0 20 40 60 80

Revefenacin (TD-4208) Nebulized Long-Acting Muscarinic Antagonist (LAMA)

Compelling Need for Once-Daily Nebulized LAMA 1 Global Strategy for Diagnosis, Management, and Prevention of COPD COPD = Chronic Obstructive Pulmonary Disease 2 TBPH market research (N = 160 physicians); Refers to US COPD patients 3Estimate derived from use of information under license from IMS Health information service: NSP for period MAT May, 2015. Includes LABA, SAMA and SAMA/SABA therapy. Excludes nebulized SABAs. IMS expressly reserves all rights, including rights of copying, distribution and republication. Enduring Patient Niche and Significant Market Opportunity Unmet Need for Nebulized LAMA Therapy Once-daily LAMAs are first-line therapy for moderate to severe COPD1 No nebulized LAMAs available today; only available in handheld devices Enduring Patient Niche with Potential for Premium Pricing >100M patient treatment days in nebulized COPD segment3 9% of COPD patients currently use nebulizers for ongoing maintenance therapy2 41% of COPD patients use nebulizers at least occasionally for bronchodilator therapy2 Pricing in branded LA nebulized segment ~ 2x premium to handheld Spiriva3 Significant Market Opportunity Revefenacin complementary to existing nebulized LABA treatment options Mylan brings commercial strength in nebulized segment

Revefenacin (TD-4208) Phase 3 Program 355 patients with moderate to severe COPD Primary endpoint: Change from baseline in trough FEV1 following 28 days Note: FEV1 = forced expiratory volume in one second TD-4208 (mcg) p-values versus placebo: <0.001*** Phase 2b Study 0117 Met Primary Endpoint at 88 mcg and Above Two replicate 3-month efficacy studies expected to read-out in Q3 2016 Single 12-month safety study expected to read-out in 2017 ~2,300 patients across three studies Studies will test two doses: 88 mcg and 175 mcg administered once-daily Phase 3 Program

Strategic Collaboration with Mylan 1 Applies through FDA approval of first product containing 4208 Nebulized Revefenacin for COPD and Other Respiratory Diseases A world-leader in nebulized therapy Expert in manufacturing and marketing of respiratory products $15M initial payment and $30M equity investment Up to $220M in development/commercialization milestones TBPH leads US development; fully-funded by Mylan1 Profit share in US; double-digit royalties ex-US Mylan Brings Commercial Strength in Nebulized Segment Significant Funding for Theravance Biopharma

VIBATIV® (telavancin) Commercial, Once-Daily, Dual Mechanism Antibiotic

What is VIBATIV®? First FDA approved lipoglycopeptide exhibiting concentration-dependent bactericidal activity via a dual mechanism of action that inhibits cell wall synthesis and disrupts membrane barrier function Active against Gram-positive bacteria, including methicillin-resistant Staphylococcus aureus (MRSA) Intravenously administered; once-daily dosing Approved in the U.S. for treatment of the following infections in adult patients caused by designated susceptible bacteria: Complicated skin and skin structure infections (cSSSI) Hospital-acquired and ventilator-associated bacterial pneumonia (HABP/VABP) caused by susceptible isolates of Staphylococcus aureus when alternative treatments are not suitable

Opportunity Exists for VIBATIV® Among Alternative MRSA Therapies in Current U.S. Market Source: TBPH estimates based on integrating data from multiple sources (2014) *Others includes Tygacil and Synercid 79% 21% Total Days of Therapy (DOT) for MRSA Antibiotics 34 Million Vancomycin Alternatives

VIBATIV® Commercialization 1Formularies based on field intelligence; 2TBPH Market Research; 3Q4 estimated US Net Product Sales range: $2.6 million - $3.0 million Steady Growth in Formulary Wins and Product Sales Physicians use VIBATIV when2 “other agents fail” “need rapid bactericidal activity” “patients have multiple comorbidities” “cases have documented resistance” YTD Avg % Growth Trend = 26% Estimate3 Expanded sales force activated $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1Q15 2Q15 3Q15 4Q15 US Net Product Sales Product Sales - Actual Product Sales - Trend 0 50 100 150 200 250 300 1Q15 2Q15 3Q15 4Q15 Cumulative Formulary Wins 1

VIBATIV®: Building a Global Brand 1“Treatment Trends®: Hospital Discharge and Outpatient Parenteral Antibiotic Therapy (US)” © June 2014 DR/Decision Resources, LLC. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission; Note: This analysis only considers treatment days for patients treated in both inpatient setting & OPAT for each infection type; excluded patients treated w/ OPAT w/o recent hospital or ER; ID specialists responded to “Please estimate duration of therapy, both inpatient therapy and outpatient therapy, for OPAT patients.” (n-sizes vary by infection type & inpatient vs. outpatient.) Opportunity for Broadest Set of Indications of Any Branded Anti-MRSA Agent Leveraging Regional Partnerships to Expand Commercial Reach sNDA submitted for concurrent bacteremia and HABP/VABP or cSSSI (PDUFA: Q2 2016) Phase 3 Registrational Study in Bacteremia ~250 patients, ~70 clinical sites in US & ROW Expected to complete 2017 Multiple partnerships in large and growing ex-US markets, including China and India Recent marketing authorizations in Canada and Russia; launches expected in 2016 7 8 9 12 9 16 0 2 4 6 8 10 12 14 16 18 cSSSi / ABSSSi HABP Bacteremia / Sepsis Average Days of Therapy ( DOT) 1 Inpatient Outpatient

Theravance Biopharma Opportunities for Value Creation

Upcoming Key Milestones Program Milestone Target TD-0714 (NEP inhibitor) Complete Phase 1 (incl. target engagement) 2016 TD-1473 (JAK inhibitor) Complete Phase 1 2016 Revefenacin (TD-4208) Complete Phase 3 Efficacy Studies 2016 Revefenacin (TD-4208) Complete Phase 3 LTSS 2017 VIBATIV® (telavancin) Concurrent Bacteremia & HABP/VABP or cSSSI PDUFA 2016 Telavancin Complete Phase 3 Bacteremia Study 2017 *Regulatory and clinical milestones as reported by GlaxoSmithKline Program Milestone Target Closed Triple (FF/UMEC/VI)* Complete Phase 3 FULFIL Study 2016 Closed Triple (FF/UMEC/VI)* EU Regulatory Filing 2016 Closed Triple (FF/UMEC/VI)* Complete Phase 3 IMPACT Study 2017 Closed Triple (FF/UMEC/VI)* US Regulatory Filing 2018 Financial Assets: Priority Programs:

Theravance Biopharma Investment Highlights Productive Research Engine Pipeline of High Value Assets Robust Business Model Team Track Record of Success Strong Financial Position

About VIBATIV® (telavancin) VIBATIV was discovered internally in a research program dedicated to finding new antibiotics for serious infections due to Staphylococcus aureus and other Gram-positive bacteria, including MRSA. VIBATIV is a bactericidal, once-daily, injectable lipoglycopeptide antibiotic with in vitro potency and a dual mechanism of action whereby telavancin both inhibits bacterial cell wall synthesis and disrupts bacterial cell membrane function. VIBATIV for injection is approved in the U.S. for the treatment of adult patients for complicated skin & skin structure infections (cSSSI) caused by susceptible isolates of Gram-positive bacteria, including Staphylococcus aureus, both methicillin-susceptible (MSSA) and methicillin-resistant (MRSA) strains. In addition, VIBATIV telavancin is approved in the U.S. for the treatment of adult patients with hospital-acquired and ventilator-associated bacterial pneumonia (HABP/VABP) caused by susceptible isolates of Staphylococcus aureus when alternative treatments are not suitable. VIBATIV is indicated in Canada and Russia for complicated skin & skin structure infections and HAP/VAP caused by Gram-positive bacteria, including MRSA. VIBATIV is indicated in the European Union for the treatment of adults with nosocomial pneumonia (NP) including ventilator associated pneumonia (VAP), known or suspected to be caused by methicillin resistant Staphylococcus aureus (MRSA) and should be used only in situations where it is known or suspected that other alternatives are not suitable. Full Prescribing Information, including Boxed Warning and Medication Guide in the U.S., is available at www.VIBATIV.com. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.

VIBATIV® (telavancin) Important Safety Information (US) Mortality Patients with pre-existing moderate/severe renal impairment (CrCl 50 mL/min) who were treated with VIBATIV® for hospital-acquired bacterial pneumonia/ventilator-associated bacterial pneumonia had increased mortality observed versus vancomycin. Use of VIBATIV in patients with pre-existing moderate/severe renal impairment (CrCl 50 mL/min) should be considered only when the anticipated benefit to the patient outweighs the potential risk. Nephrotoxicity New onset or worsening renal impairment occurred in patients who received VIBATIV. Renal adverse events were more likely to occur in patients with baseline comorbidities known to predispose patients to kidney dysfunction and in patients who received concomitant medications known to affect kidney function. Monitor renal function in all patients receiving VIBATIV prior to initiation of treatment, during treatment, and at the end of therapy. If renal function decreases, the benefit of continuing VIBATIV versus discontinuing and initiating therapy with an alternative agent should be assessed. Fetal Risk Women of childbearing potential should have a serum pregnancy test prior to administration of VIBATIV. Avoid use of VIBATIV during pregnancy unless the potential benefit to the patient outweighs the potential risk to the fetus. Adverse developmental outcomes observed in three animal species at clinically relevant doses raise concerns about potential adverse developmental outcomes in humans. If not already pregnant, women of childbearing potential should use effective contraception during VIBATIV treatment. Contraindication Intravenous unfractionated heparin sodium is contraindicated with VIBATIV administration due to artificially prolonged activated partial thromboplastin time (aPTT) test results for up to 18 hours after VIBATIV administration. VIBATIV is contraindicated in patients with a known hypersensitivity to the drug. Hypersensitivity Reactions Serious and potentially fatal hypersensitivity reactions, including anaphylactic reactions, may occur after first or subsequent doses. VIBATIV should be used with caution in patients with known hypersensitivity to vancomycin. Geriatric Use Telavancin is substantially excreted by the kidney, and the risk of adverse reactions may be greater in patients with impaired renal function. Because elderly patients are more likely to have decreased renal function, care should be taken in dose selection in this age group. Infusion Related Reactions VIBATIV is a lipoglycopeptide antibacterial agent and should be administered over a period of 60 minutes to reduce the risk of infusion-related reactions. Rapid intravenous infusions of the glycopeptide class of antimicrobial agents can cause "Red-man Syndrome" like reactions including: flushing of the upper body, urticaria, pruritus, or rash. QTc Prolongation Caution is warranted when prescribing VIBATIV to patients taking drugs known to prolong the QT interval. In a study involving healthy volunteers, VIBATIV prolonged the QTc interval. Use of VIBATIV should be avoided in patients with congenital long QT syndrome, known prolongation of the QTc interval, uncompensated heart failure, or severe left ventricular hypertrophy. Most Common Adverse Reactions The most common adverse reactions (greater than or equal to 10% of patients treated with VIBATIV) were diarrhea, taste disturbance, nausea, vomiting, and foamy urine. Full Prescribing Information, including Boxed Warning and Medication Guide in the U.S., is available at www.VIBATIV.com. Full Prescribing Information, including Boxed Warning and Medication Guide in the U.S., is available at www.VIBATIV.com. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.